UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2013

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 1, 2013, Hines REIT 2800 Post Oak LP, a subsidiary of Hines REIT Properties, L.P. (the “Operating Partnership”), which is a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), sold Williams Tower, a 64-story office building with an adjacent parking garage located in the Galleria/West Loop submarket of Houston, Texas. The property was purchased in May 2008 for $271.5 million and was sold for $412.0 million. The net proceeds received by Hines REIT from this sale were $228.4 million after transaction costs. The buyer, Invesco Advisers, Inc., is not affiliated with Hines REIT or its affiliates. An affiliate, Hines Interests Limited Partnership (“Hines”), the sponsor of Hines REIT, will continue to manage the property for Invesco.

Item 7.01 Regulation FD Disclosure.

On March 5, 2013, Hines issued a press release relating to Hines REIT's sale of Williams Tower. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012
Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and the Years Ended December 31, 2011, 2010 and 2009
Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits:

99.1 Press Release of Hines, dated March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

March 5, 2013	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Statements

On March 1, 2013, a subsidiary of Hines Real Estate Investment Trust, Inc. ("Hines REIT") sold Williams Tower, a 64-story office building with an adjacent parking garage located in the Galleria/West Loop submarket of Houston, Texas to Invesco Advisers, Inc. The net proceeds received from this sale were $228.4 million after transaction costs. The buyer is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Williams Tower, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2012
(In thousands)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of Williams Tower as of September 30, 2012.  This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2012.  This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on September 30, 2012, nor does it purport to represent our future financial position.

	As of September 30, 2012 (a)	Adjustments for Williams Tower		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,505,755	$(168,548)	(b)	$1,337,207
Land	369,549	(37,502)	(b)	332,047
Total investment property	1,875,304	(206,050)		1,669,254

Investment in unconsolidated entities	354,419	—		354,419
Cash and cash equivalents	100,505	220,811	(c)	321,316
Restricted cash	110,049	—		110,049
Distributions receivable	6,165	—		6,165
Tenant and other receivables	70,631	(7,027)	(b)	63,604
Intangible lease assets, net	134,515	(17,022)	(b)	117,493
Deferred leasing costs, net	177,424	(39,290)	(b)	138,134
Deferred financing costs, net	4,183	(102)	(b)	4,081
Other assets	3,432	(235)	(b)	3,197
TOTAL ASSETS	$2,836,627	$(48,915)		$2,787,712

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$109,054	$(25,811)	(b)	$83,243
Due to affiliates	6,803	(1,044)	(b)	5,759
Intangible lease liabilities, net	40,746	(9,351)	(b)	31,395
Other liabilities	12,804	(1,719)	(b)	11,085
Interest rate swap contracts	107,778	—		107,778
Participation interest liability	90,270	—		90,270
Distributions payable	29,434	—		29,434
Notes payable	1,336,997	(165,000)	(b)	1,171,997
Total liabilities	1,733,886	(202,925)		1,530,961

Commitments and Contingencies	—	—		—

Shareholders' equity:
Preferred shares	—	—		—
Common shares	232	—		232
Additional paid-in capital	1,453,910	—		1,453,910
Retained deficit	(349,781)	154,010	(d)	(195,771)
Accumulated other comprehensive income (loss)	(1,620)	—		(1,620)
Total shareholders' equity	1,102,741	154,010		1,256,751
Noncontrolling interests	—	—		—
Total equity	1,102,741	154,010		1,256,751
TOTAL LIABILITIES AND EQUITY	$2,836,627	$(48,915)		$2,787,712

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2012
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Williams Tower as of January 1, 2009.  This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three and nine months ended September 30, 2012.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2012 (a)	Adjustments for Williams Tower (b)	Pro Forma
Revenues:
Rental revenue	$188,045	$(30,792)	$157,253
Other revenue	16,705	(1,634)	15,071
Total revenues	204,750	(32,426)	172,324
Expenses:
Property operating expenses	59,488	(9,575)	49,913
Real property taxes	26,019	(4,671)	21,348
Property management fees	4,809	(770)	4,039
Depreciation and amortization	60,879	(8,339)	52,540
Asset management and acquisition fees	23,513	—	23,513
General and administrative expenses	5,251	—	5,251
Impairment losses	46,058	—	46,058
Total expenses	226,017	(23,355)	202,662
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	(21,267)	(9,071)	(30,338)
Gain (loss) on derivative instruments, net	2,113	—	2,113
Interest expense	(58,501)	6,921	(51,580)
Interest income	523	(2)	521
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(77,132)	(2,152)	(79,284)
Benefit (provision) for income taxes	(398)	209	(189)
Equity in earnings (losses) of unconsolidated entities, net	27,467	—	27,467
Income (loss) from continuing operations	$(50,063)	$(1,943)	$(52,006)
Income (loss) from continuing operations per common share	$(0.22)		$(0.23)
Weighted average number common shares outstanding	229,502		229,502

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2011
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Williams Tower as of January 1, 2009.  This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2011.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2011 (a)	Adjustments for Williams Tower (b)	Pro Forma
Revenues:
Rental revenue	$256,249	$(38,513)	$217,736
Other revenue	22,083	(2,399)	19,684
Total revenues	278,332	(40,912)	237,420
Expenses:
Property operating expenses	78,904	(11,817)	67,087
Real property taxes	31,591	(5,286)	26,305
Property management fees	6,361	(911)	5,450
Depreciation and amortization	92,518	(12,774)	79,744
Asset management and acquisition fees	16,173	—	16,173
General and administrative expenses	6,740	—	6,740
Other losses, net	—	—	—
Total expenses	232,287	(30,788)	201,499
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	46,045	(10,124)	35,921
Gain (loss) on derivative instruments, net	(24,590)	—	(24,590)
Interest expense	(81,207)	9,228	(71,979)
Interest income	514	(4)	510
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(59,238)	(900)	(60,138)
Benefit (provision) for income taxes	(494)	229	(265)
Equity in earnings (losses) of unconsolidated entities, net	(5,138)	—	(5,138)
Income (loss) from continuing operations	$(64,870)	$(671)	$(65,541)
Income (loss) from continuing operations per common share	$(0.29)		$(0.29)
Weighted average number common shares outstanding	225,442		225,442

 See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2010
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Williams Tower as of January 1, 2009.  This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2010.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2010 (a)	Adjustments for Williams Tower (b)	Pro Forma
Revenues:
Rental revenue	$267,168	$(38,280)	$228,888
Other revenue	23,377	(2,279)	21,098
Total revenues	290,545	(40,559)	249,986
Expenses:
Property operating expenses	80,022	(12,519)	67,503
Real property taxes	32,084	(5,022)	27,062
Property management fees	6,410	(872)	5,538
Depreciation and amortization	102,012	(15,488)	86,524
Asset management and acquisition fees	30,544	—	30,544
General and administrative expenses	6,925	—	6,925
Other losses, net	802	—	802
Total expenses	258,799	(33,901)	224,898
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	31,746	(6,658)	25,088
Gain (loss) on derivative instruments, net	(18,525)	—	(18,525)
Interest expense	(80,889)	9,228	(71,661)
Interest income	270	(7)	263
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	(67,398)	2,563	(64,835)
Benefit (provision) for income taxes	(543)	231	(312)
Equity in earnings (losses) of unconsolidated entities, net	5,513	—	5,513
Income (loss) from continuing operations	$(62,428)	$2,794	$(59,634)
Income (loss) from continuing operations per common share	$(0.28)		$(0.27)
Weighted average number common shares outstanding	220,896		220,896

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009
(In thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Williams Tower as of January 1, 2009.  This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2009, nor does it purport to represent our future operations.

	Year Ended December 31, 2009 (a)	Adjustments for Williams Tower (b)	Pro Forma
Revenues:
Rental revenue	$293,277	$(38,147)	$255,130
Other revenue	23,615	(2,260)	21,355
Total revenues	316,892	(40,407)	276,485
Expenses:
Property operating expenses	82,703	(13,096)	69,607
Real property taxes	37,265	(5,206)	32,059
Property management fees	6,992	(872)	6,120
Depreciation and amortization	111,255	(15,395)	95,860
Asset management and acquisition fees	27,984	—	27,984
General and administrative expenses	6,108	—	6,108
Other losses, net	3,441	—	3,441
Total expenses	275,748	(34,569)	241,179
Income (loss) before other income (expense), provision for income taxes and equity in losses of unconsolidated entities, net	41,144	(5,838)	35,306
Gain (loss) on derivative instruments, net	49,297	—	49,297
Interest expense	(82,371)	9,228	(73,143)
Interest income	401	(28)	373
Income (loss) before other income (expense), benefit (provision) for income taxes and equity in earnings (losses) of unconsolidated entities, net	8,471	3,362	11,833
Benefit (provision) for income taxes	(550)	233	(317)
Equity in earnings (losses) of unconsolidated entities, net	(8,777)	—	(8,777)
Income (loss) from continuing operations	$(856)	$3,595	$2,739
Income (loss) from continuing operations per common share	$—		$0.01
Weighted average number common shares outstanding	207,807		207,807

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012

a.	Reflects the Company's historical consolidated balance sheet as of September 30, 2012.

b.	Reflects the Company's disposition of Williams Tower. Amounts represent the necessary adjustments to remove the assets and liabilities associated with Williams Tower.

c.	Reflects the proceeds received from the sale of Williams Tower ($228.4 million) less any cash on hand at Williams Tower as of September 30, 2012.

d.	Reflects the adjustments related to the disposition of Williams Tower and the gain on sale.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

a.	Reflects the Company's historical consolidated statement of operations for the nine months ended September 30, 2012.

b.
Reflects the Company's disposition of Williams Tower. Amounts represents the necessary adjustments to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2011.

b.
Reflects the Company's disposition of Williams Tower. Amounts represents the necessary adjustments to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2010.

b.
Reflects the Company's disposition of Williams Tower. Amounts represents the necessary adjustments to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2009.

b.
Reflects the Company's disposition of Williams Tower. Amounts represents the necessary adjustments to remove the historical revenues and expenses of Williams Tower, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with Williams Tower. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hines, dated March 5, 2013